                                                                    EXHIBIT 10.2

         THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                               THE ST. JOE COMPANY

      THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June __, 2004 (this "Amendment"), is made among THE ST. JOE COMPANY, a Florida corporation with its principal offices in Jacksonville, Florida (the "Borrower"), the undersigned financial institutions party to the Credit Agreement (as hereinafter defined) in their capacities as Lenders (each, a "Lender," and collectively, the "Lenders"), and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank) as administrative agent for the Lenders under the Credit Agreement (in such capacity, the "Agent").

                                    RECITALS

      A. The Borrower, the Lenders, the Agent, and certain other named agents have entered into the Second Amended and Restated Credit Agreement dated as of February 7, 2002 (together with all amendments and modifications, the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      B. The Borrower has requested that certain provisions of the Credit Agreement be amended to (i) extend the stated Maturity Date by one year to March 30, 2006, (ii) revise the negative covenant regarding repurchases of the Borrower's common stock, (iii) increase the amount of the Letter of Credit sub-limit and (iv) allow the Borrower to issue Additional Senior Term Notes (as hereinafter defined).

      C. The Lenders and the Agent have agreed to amend the Credit Agreement as requested by the Borrower and to effect such agreement the Borrower, the Lenders, and the Agent have entered into this Amendment.

                             STATEMENT OF AGREEMENT

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders, and the Agent hereby agree as follows:

                                   ARTICLE 1

                                   AMENDMENTS

      1.1 AMENDMENT TO SECTION 1.1 (DEFINITIONS).

            (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Maturity Date" in its entirety and replacing it as follows:

            "Maturity Date" shall mean March 30, 2006; provided, however, that the Maturity Date may be extended for additional one-year periods if
            (i) the Agent receives a request for such extension at least fourteen (14) months prior to the stated Maturity Date then in effect and (ii) one hundred percent (100%) of the Lenders (including any replacement Lenders acceptable to Borrower and Agent) approve such extension within one (1) year prior to the Maturity Date in effect at such time.

            (b) Section 1.1 of the Credit Agreement is hereby amended by deleting clause (x) of the definition of "Consolidated Secured Debt" and replacing such clause as follows:

            "(x) the Obligations or the Senior Term Notes so long as such Indebtedness is included in Consolidated Unsecured Debt"

            (c) Section 1.1 of the Credit Agreement is hereby amended by deleting the parenthetical at the end of the definition of "Consolidated Unsecured Debt" and replacing such parenthetical as follows:

            "(but in all events including the Obligations and the Senior Term Notes)"

            (d) Section 1.1 of the Credit Agreement is hereby amended by deleting clause (ii) of the definition of "Indebtedness" and replacing such clause as follows:

            "(ii) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments (including the Senior Term Notes)"

            (e) Section 1.1 of the Credit Agreement us amended by inserting the following defined terms in alphabetical order within Section 1.1:

                  "Additional Senior Term Notes" shall have the meaning given to such term in SECTION 8.2(VII).

                  "Intercreditor Agreement" shall mean the Intercreditor
            Agreement and Collateral Agency Agreement, dated as of February 7, 2002, among Wachovia Bank, National Association (formerly known as First Union National Bank) in the several capacities described therein and the initial holders of the Medium Term Notes, as amended, modified or supplemented from time to time.

                  "Senior Term Notes" shall mean the Medium Term Notes and the
            Additional Senior Term Notes.

      1.2 AMENDMENT TO SECTION 3.1(A) (LETTER OF CREDIT SUBLIMIT). Section 3.1 of the Credit Agreement is hereby amended by deleting paragraph (a) in its entirety and replacing it as follows:

            "(a) No Letter of Credit shall be issued the Stated Amount upon issuance of which (i) when added to the aggregate Letter of Credit Exposure of the Lenders at such time, would exceed $50,000,000 or
            (ii) when added to the sum of (x) the aggregate Letter of Credit Exposure of all Lenders at such time, (y) the aggregate principal amount of all Revolving Loans then outstanding, and (z) the aggregate amount of all Swingline Loans then outstanding, would exceed the aggregate Commitments at such time;"

      1.3 AMENDMENT TO SECTION 8.2 (INDEBTEDNESS). Section 8.2 is hereby amended

      (a) by deleting subclause (B) in clause (iv) of such section and replacing such subclause as follows:

            "(B) the assets of St. Joe Finance Company consisting of the instruments and general intangibles relating to such Indebtedness are and remain subject to a first priority, perfected Lien pursuant to the Pledge Agreement for the benefit of the Lenders and the holders of the Senior Term Notes and"

      (b)   by adding a new clause (vii) at the end of such Section as follows:

            "(vii) additional senior term (not revolving) debt of the Borrower
            (w) that matures on a date subsequent to the Maturity Date (as in effect at the time of issuance of such Indebtedness), (x) that ranks pari passu in right of repayment with the Obligations and the Medium Term Notes, (y) that is secured only to the extent that the Obligations and the Medium Term Notes (if outstanding) are likewise secured and (z) the holders of which have become parties to the Intercreditor Agreement on a basis substantially equivalent with the Medium Term Notes and the holders thereof (such Indebtedness, the "Additional Senior Term Notes")."

      1.4 AMENDMENT TO SECTION 8.3 (LIENS). Section 8.3 of the Credit Agreement is hereby amended by deleting clause (iii) in its entirety and replacing it as follows:

            "(iii) Liens securing the Indebtedness permitted under clause (vi) or clause (vii) of SECTION 8.2;"

      1.5 AMENDMENT TO SECTION 8.6 (RESTRICTED PAYMENTS). Section 8.6 of the Credit Agreement is hereby amended by deleting clause (iii) in its entirety and replacing it as follows:

            "(iii) the Borrower may make repurchases of its outstanding common stock in an aggregate amount not to exceed $370,000,000 during the period from and including January 1, 2004 through the Termination Date; provided that any such repurchases funded from the proceeds of bulk timberland sales shall not exceed the amount of net proceeds of such sales after giving effect to all current and deferred taxes;"

      1.6 AMENDMENT TO SECTION 8.12 (NO OTHER NEGATIVE PLEDGES). Section 8.12 of the Credit Agreement is hereby amended by deleting clause (iv) in its entirety and replacing it as follows:

            "(iv) the Note Purchase Agreements dated on or about the Second Restatement Closing Date and entered into in connection with the issuance and sale of the Medium Term Notes and any substantially similar terms as may be contained in the issuance documents for any Additional Senior Term Notes."

                                   ARTICLE 2

      CONSENT TO AMENDMENT OF INTERCREDITOR AGREEMENT AND PLEDGE AGREEMENT

      The Lenders hereby consent to, and authorize the Agent to enter into and execute on their behalf, one or more amendments to the Intercreditor Agreement and the Pledge Agreement in connection with the issuance of any Additional Senior Term Notes, which amendments shall provide that the Additional Senior Term Notes and the holders thereof shall become parties to the Intercreditor Agreement and shall be treated on a basis substantially equivalent with the Medium Term Notes and the holders thereof.

                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

      The Borrower hereby represents and warrants that:

      3.1 COMPLIANCE WITH CREDIT AGREEMENT. The Borrower and its Subsidiaries are in compliance with all terms and provisions set forth in the Credit Agreement to be observed or performed by them.

      3.2 REPRESENTATIONS IN CREDIT AGREEMENT. The representations and warranties of the Borrower set forth in the Credit Agreement, except for those relating to a specific date other than the date hereof, are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof.

      3.3 NO DEFAULT. No Default or Event of Default has occurred and is continuing.

      3.4 CONTINUING GUARANTY. All Obligations will continue to be guaranteed under the Subsidiary Guaranty, and nothing herein will affect the validity or enforceability of the Subsidiary Guaranty.

                                   ARTICLE 4

                        MODIFICATION OF CREDIT DOCUMENTS

      Any reference to the Credit Agreement in any of the other Credit Documents shall mean, unless otherwise specifically provided, the Credit Agreement as amended and supplemented by this Amendment and all previous amendments, and as the Credit Agreement is further amended, restated, supplemented or modified from time to time and any substitute or replacement therefor or renewals thereof.

                                    ARTICLE 5

                                     GENERAL

      5.1 FULL FORCE AND EFFECT. The Credit Agreement shall continue in full force and effect in accordance with the provisions thereof, and no change or modification in any of the terms thereof except as specifically set forth herein has been effected.

      5.2 APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

      5.3 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

      5.4 FEES, EXPENSES AND INDEMNITY. The Borrower agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, all reasonable attorneys' fees. The provisions of Section 10.7 of the Credit Agreement shall apply fully to this Amendment.

      5.5 FURTHER ASSURANCE. The Borrower shall execute and deliver to the Lenders such documents, certificates and opinions as the Lenders may reasonably request to effect the amendment contemplated by this Amendment.

      5.6 HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

      5.7 EFFECTIVENESS. This Amendment shall be effective upon (i) execution hereof by the Borrower, the Agent and the Required Lenders and (ii) the Agent's receipt of a certificate, in form and substance satisfactory to the Agent and duly executed by each Subsidiary Guarantor, stating that all Obligations will continue to be guaranteed under the Subsidiary Guaranty and that nothing herein will affect the validity or enforceability of such Subsidiary Guaranty.

      IN WITNESS WHEREOF, the Borrower, the Lenders, and the Agent have executed this Amendment as of the date first written above.

                                      THE ST. JOE COMPANY

                                      By:_______________________________________
                                         Title:_________________________________
                                         Name:__________________________________


                                      WACHOVIA BANK, NATIONAL ASSOCIATION
                                      (FORMERLY KNOWN AS FIRST UNION
                                      NATIONAL BANK), AS AGENT AND A LENDER

                                      By:_______________________________________
                                         Title:_________________________________
                                         Name:__________________________________


                                      BANK OF AMERICA, N.A., A NATIONAL BANKING
                                      ASSOCIATION

                                      By:_______________________________________
                                         Title:_________________________________
                                         Name:__________________________________


                                      WELLS FARGO BANK, NATIONAL ASSOCIATION

                                      By:_______________________________________
                                         Title:_________________________________
                                         Name:__________________________________

                    [Signatures continue on following page.]

                                      SUNTRUST BANK

                                      By:_______________________________________
                                         Title:_________________________________
                                         Name:__________________________________


                                      REGIONS BANK

                                      By:_______________________________________
                                         Title:_________________________________
                                         Name:__________________________________


                                      COMPASS BANK

                                      By:_______________________________________
                                         Title:_________________________________
                                         Name:__________________________________


                                      COMERICA BANK,
                                      A MICHIGAN BANKING CORPORATION

                                      By:_______________________________________
                                         Title:_________________________________
                                         Name:__________________________________